AGREEMENT


                   This is an agreement dated June 10, 1997 between Len-nar Corporation, a Delaware corporation ("Lennar"), Warburg, Pincus Investors, L.P., a Delaware limited partnership (the "Stockholder"), and Pacific Greystone Corporation, a Delaware corporation ("Greystone").

                   Whereas, Lennar and Greystone ("Greystone") propose to enter into a Plan and Agreement of Merger on the date of this Agreement (as it may be amended or supplemented, the "Merger Agreement") providing for the merger of Lennar into Greystone (the "Merger");

                   Whereas, the Stockholder owns in the aggregate 8,411,854 shares of Common Stock, par value $0.01 per share, of Greystone (the "Greystone Common Stock"); those shares of Greystone Common Stock, as they may be adjusted by any stock dividend, stock split, recapitalization, combination or ex-change of shares, merger, consolidation, reorganization or other change or transaction of or by Greystone, are referred to in this Agreement as the "Warburg Shares";

                   Whereas, as a condition to its willingness to enter into the Merger Agreement, Lennar has requested that the Stock-holder enter into this Agreement;

                   Now, therefore, to induce Lennar to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable con-sideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:


                                    ARTICLE I

                          REPRESENTATIONS AND WARRANTIES

                   The Stockholder represents and warrants to Lennar as follows:

                   1.1 Authority. The Stockholder is a limited part-nership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Stockholder has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Stockholder and con-stitutes a legal, valid and binding obligation of the Stock-holder enforceable against the Stockholder in accordance with its terms.

                   1.2 Non-Contravention. Neither the execution and delivery of this Agreement by the Stockholder nor the consumma-tion of the transactions contemplated by this Agreement or by any document to be delivered in accordance with this Agreement will violate, result in a breach of, or constitute a default
         (or an event which, with notice or lapse of time or both would constitute a default) under, the limited partnership agreement of the Stockholder, any agreement or instrument to which the Stockholder is a party or by which it is bound, any law, or any order, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over the Stockholder.

                   1.3 Approvals and Consents. No governmental fil-ings, authorizations, approvals or consents, or other govern-mental action is required for the execution and delivery of this Agreement by the Stockholder, the performance by the Stockholder of its obligations under this Agreement or the con-summation by the Stockholder of the transactions contemplated by this Agreement.

                   1.4 Warburg Shares. Except as may arise pursuant to the Agreement dated as of June 26, 1996 by and between Grey-stone and the Stockholder (the "Prior Voting Agreement"), (a) the Warburg Shares constitute more than 50% of the outstanding shares of Greystone Common Stock and have more than 50% of the voting power of all the outstanding stock of Greystone of all classes, (b) the Stockholder owns the Warburg Shares, free and clear of any liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements which would in any way restrict or impair the Stockholder's right to vote the Warburg Shares in the Stockholder's sole discretion or could require the Stockholder to sell or transfer any of the Warburg Shares (whether upon default on a loan or otherwise) before December 31, 1997, and (c) the Stockholder has the sole voting power and sole power to issue instructions with respect to the Warburg Shares.

                   Each of Lennar and Greystone hereby represents and warrants to the Stockholder as follows:

                   1.5 Authority. Such party is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Such party has all power and author-ity necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement.
         This Agreement has been duly and validly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

                   1.6 Non-Contravention. Neither the execution and delivery of this Agreement by such party nor the consummation of the transactions contemplated by this Agreement or by any document to be delivered in accordance with this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would consti-tute a default) under, the certificate of incorporation or by-laws of such party, any agreement or instrument to which such party is a party or by which it is bound, any law, or any or-der, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over such party.

                   1.7 Approvals and Consents. No governmental fil-ings, authorizations, approvals or consents, or other govern-mental action is required for the execution and delivery of this Agreement by such party, the performance by such party of its obligations under this Agreement or the consummation by such party of the transactions contemplated by this Agreement.

                                    ARTICLE II

                           COVENANTS OF THE STOCKHOLDER

                   The Stockholder hereby covenants and agrees with Len-nar as follows:

                   2.1 Vote for Merger. Except as provided in Para-graph 2.5 or Article V, at any meeting of stockholders of Greystone called to vote upon the Merger and the Merger Agree-ment or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other ap-proval with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) at least 50% of the outstanding shares of Greystone Common Stock in favor of the Merger, the adoption by Greystone of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions con-templated by the Merger Agreement.

                   2.2 Vote Against Alternative Proposals. Except as provided in Paragraph 2.5 or Article V, at any meeting of stockholders of Greystone or at any adjournment or postponement thereof or in any other circumstances upon which the Stock-holder's vote, consent or other approval is sought, the Stock-holder shall vote (or cause to be voted) at least 50% of the outstanding shares of Greystone Common Stock against (i) any proposal or offer with respect to any direct or indirect (A) acquisition or purchase of what would be 15% or more of the outstanding Greystone Common Stock, (B) acquisition or purchase of any equity securities of any significant subsidiary of Greystone (as the term "significant subsidiary" is defined in Securities and Exchange Commission Regulation S-X), (C) acqui-sition or purchase of all or any significant portion of the assets of Greystone or any subsidiary of Greystone, or (D) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Greystone or any of its subsidiaries, (ii) any change in the persons who constitute the Board of Directors of Greystone or
         (iii) any change in the present capitalization of Greystone or any amendment of Greystone's certificate of incorporation or by-laws or other proposal or transaction involving Greystone or any of its subsidiaries, if in the case of clause (i), (ii) or
         (iii) such transaction, change, amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or would reasonably be likely to result in any of the conditions to Greystone's obligations under the Merger Agreement not being fulfilled.

                   2.3 Transfers. Except as provided in Paragraph 2.5 or Article V and except as may arise pursuant to the Prior Vot-ing Agreement, prior to the Effective Time (as defined in the Merger Agreement), the Stockholder will not (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any con-tract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, any Warburg Shares to any person other than pursuant to the Merger and the Merger Agreement, unless such transferee agrees in writing to be bound by the terms of this Agreement with respect to the Warburg Shares transferred to it or (ii) enter into any voting arrangement, whether by proxy, voting arrangement, vot-ing agreement or otherwise, other than for the purpose of vot-ing the Warburg Shares as required by this Agreement.

                   2.4 No Solicitations. Except as provided in Para-graph 2.5 or Article V, prior to the Effective Time, neither the Stockholder nor any of its affiliates nor any of their respective officers or directors shall, and the Stockholder will direct, and use its best efforts to cause, its employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its affiliates) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any pro-posal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction involving Greystone, or any purchase of, or tender offer for, all or any significant portion of any equity securities of Greystone or of all or any significant portion of the assets of Greystone on a consolidated basis (any such proposal or offer being herein-after referred to as an "Acquisition Proposal"); provided however that nothing in this Agreement shall prevent any person from taking any action permitted or required pursuant to the Merger Agreement to be taken by such person in his capacity as a director of Greystone and all such actions taken by any per-son who is a director of Greystone shall be deemed to be taken by such person in his capacity as a director. The Stockholder agrees that it will promptly advise Lennar of the receipt of any Acquisition Proposal.

                   2.5 Payment as a Result of Termination of Merger Agreement. If Greystone terminates the Merger Agreement pursu-ant to Paragraph 7.1(d) or (e) of the Merger Agreement as a result of a Superior Proposal (as defined in the Merger Agree-ment) (having complied with all the prerequisites to the termi-nation of the Merger Agreement under the applicable one of those Paragraphs),

                   (a) If, when the Merger Agreement is terminated pur-suant to Paragraph 7.1(d) or (e) of the Merger Agreement, the Stockholder confirms in writing to Lennar that it is bound by the provisions of this Paragraph 2.5 as a result of the termination of the Merger Agreement, Warburg will be released from its obligations under this Article II.

                   (b) In the event that such Superior Proposal or any other Superior Proposal shall be consummated on or prior to the one year anniversary of the termination of the Merger Agreement pursuant to Paragraph 7.1(d) or (e) thereof (the "Final Date"), the Stockholder shall pay to Lennar (the "Warburg Payment") an amount, net of any taxes payable notwithstanding the provisions of this Agreement, equal to (x) the product of (A) the excess, if any, of the Superior Price (as defined below) over $17.50 and (B) the number of shares of Greystone Common Stock owned by the Stockholder as of the date of consummation of the Superior Proposal, less (y) any payments made under Section 16(b) of the Exchange Act as a result of the consummation of the Superior Proposal or the satisfaction of its obligations hereunder.

                   (c) The Warburg Payment shall be made within 10 days following the consummation of the Superior Proposal. In the event any portion of the consideration received by the Stockholder in the Superior Proposal consists of securi-ties or other property other than cash (the "Non-Cash Con-sideration"), the Warburg Payment may consist in whole or in part of the Non-Cash Consideration. To the extent that the Warburg Payment consists of any Non-Cash Consider-ation, for purposes of determining whether the Stockholder has made the Warburg Payment, such Non-Cash Consideration shall be valued in accordance with clause

              (e) hereof as of the date of the consummation of the Superior Proposal and not as of the date of delivery of the Warburg Payment.

                   (d) For purposes hereof, the term "Superior Price" shall mean the value (determined in accordance with clause
              (e) hereof) as of the date of consummation of the Superior Proposal of the consideration actually received per share of Greystone Common Stock by the Stockholder in the Supe-rior Proposal (valued as described below).

                   (e) For purposes of this Section 2.5, the value of any consideration as of any date shall be (i) to the ex-tent consisting of cash, the amount thereof, (ii) to the extent consisting of securities listed on a national secu-rities exchange or on the over-the-counter market, as re-ported by the National Association of Securities Dealers, Inc. Automated Quotations System, the average daily clos-ing price thereof on such exchange or market on the five trading days prior to the date of determination, (iii) to the extent consisting of other securities, the fair value thereof as of such date as determined in good faith by the parties hereto.


                                   ARTICLE III

                               RESTRICTION ON SALE
                   3.1 Restriction on Sale. If the Merger shall occur, the Stockholder shall not sell or otherwise dispose of any shares of stock of the corporation which survives the Merger (the "Company Stock") which the Stockholder receives as a result of the Merger with regard to Warburg Shares ("Warburg Company Stock") on or prior to the date which is six months after the Effective Time of the Merger (as defined in the Merger Agreement).

                                    ARTICLE IV

                              ADDITIONAL AGREEMENTS

                   4.1 Designation of Directors; Number. For as long as the Stockholder and its affiliates shall in the aggregate beneficially own a number of shares of Company Stock of the surviving corporation of the Merger (the "Company") equal to 5% or more of the Adjusted Outstanding Company Stock (as defined below), the Company's Board of Directors shall consist of no more than nine members, at least five of whom shall not be officers or employees of the Company or any of its subsidiar-ies, or officers, employees of directors of LPC, Inc. or any of its subsidiaries. For as long as the Stockholder and its af-filiates shall in the aggregate beneficially own a number of shares of Company Stock equal to (i) 5% or more of the Adjusted Outstanding Company Stock, but less than 10% of the Adjusted Outstanding Company Stock, the Stockholder shall have the right to nominate, and the Company will make its best efforts to cause to be elected or appointed, one individual to serve as a director on the Company's Board of Directors (a "Warburg Nomi-nee") and (ii) 10% or more of the Adjusted Outstanding Company Stock, the Stockholder shall have the right to nominate and the Company will make its best efforts to cause to be elected or appointed to serve as director on the Company's Board of Direc-tors, two Warburg Nominees. Without limiting the foregoing, the Company agrees that upon receipt from the Stockholder of the name(s) of the Warburg Nominee(s) the Company shall nominate such nominee(s) for election to the Company's Board of Directors and recommend to the Company's stockholders that they vote for such Warburg Nominee(s). As long as the Stockholder shall beneficially own a number of shares of Company Stock equal to 5% or more of the Adjusted Outstanding Company Stock, upon request of the Stockholder, one such nominee shall be entitled to be a member of the Independent Directors Committee established pursuant to the Company's by-laws and of each other committee of the Board of Directors (other than the Executive Committee) so requested by the Stockholder. In the case of death, resignation or removal of any Warburg Nominee, the Com-pany will use its best efforts to cause another Warburg Nominee to replace the former Warburg Nominee as a Director as promptly as practicable and to appoint a Warburg Nominee to replace the former Warburg Nominee on the committees on which the former Warburg Nominee has served. For purposes of this Agreement, the term "Adjusted Outstanding Company Stock" shall mean the number of shares of Common Stock and Class B Common Stock of the Company outstanding immediately following the Merger, equi-tably adjusted for any stock splits, reverse stock splits, stock dividends or similar recapitalization transactions (but excluding shares of Common Stock or Class B Common Stock other-wise issued after the Merger).

                   The Company shall take or cause to be taken all ac-tion within its respective power and authority as may be re-quired to effect the foregoing.

                   4.2 Consent Required for Certain Actions. For as long as the Stockholder and its affiliates shall in the aggre-gate beneficially own a number of shares of Company Stock equal to 5% or more of the Adjusted Outstanding Company Stock, with-out the prior written consent of the Stockholder, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, (a) issue shares of Company Stock (or securities convertible or exchangeable into or exercisable for Company Stock) representing in the aggregate (when considered with all such issuances on or after the Effective Time and assuming the exercise of any right of conversion, exchange or exercise) more than 20% of the Adjusted Outstanding Company Stock in any three year period following the Effective Time or
         (b) purchase or acquire in any transaction or series of related transactions any assets or properties with an aggregate fair market value (when considered with all such purchases or acqui-sitions on or after the Effective Time) of more than $100 million (other than acquisitions of properties in the ordinary course of business consistent with past practices in the states in which the Company operates as of the Effective Time).

                   4.3 Registration Rights Agreement. Lennar and Greystone agree to cause the Registration Rights Agreement in the form attached to the Merger Agreement to be executed on or prior to the Effective Time.


                                    ARTICLE V

                                   TERMINATION
                   5.1 Termination. The covenants and agreements con-tained in Article II of this Agreement will terminate at the earliest of (i) 10 days after the Final Date, (ii) the time when the Merger Agreement is terminated pursuant to any provi-sion of Paragraph 7.1 of the Merger Agreement other than Para-graph 7.1(d) or (e), or (iii) the Effective Time. In addition, the covenants and agreements contained in Article II of this Agreement shall be of no further force or effect in the event that at any time the Agreement dated as of the date hereof by and between Leonard Miller and Greystone (the "Miller Voting Agreement") shall not be enforceable against the holders of shares of Class B Common Stock of Lennar party thereto or cov-ered thereby or if the vote or consent of any holder of secu-rities of Lennar other than the parties to the Miller Voting Agreement shall be required to approve and adopt the Merger Agreement or to effect the transactions contemplated by the Merger Agreement or the Spin-Off Agreement (as defined in the Merger Agreement). The covenants and agreements contained in Articles III and in Sections 4.1 and 4.2 of this Agreement shall not become effective until the Merger but shall survive the Merger and after the Merger shall be binding upon and inure to the benefit of the surviving corporation of the Merger.


                                    ARTICLE VI

                                GENERAL PROVISIONS

                   6.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contem-plated hereby shall be paid by the party incurring the expense.

                   6.2 Entire Agreement. This Agreement, the Merger Agreement and the documents to be delivered in accordance with this Agreement and the Merger Agreement contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement and all prior negotiations, understandings and agreements among the parties with regard to the subject matter of this Agreement are superseded by this Agreement and the Merger Agreement, and there are no represen-tations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement and the Merger Agreement.

                   6.3 Captions. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

                   6.4 Prohibition Against Assignment. Neither this Agreement nor any right or obligations of any party under it may be assigned (except that after the Merger, this

         Agreement shall be binding upon and inure to the benefit of the surviving corporation of the Merger).

                   6.5 Notices and Other Communications. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by fac-simile (with proof of receipt at the number to which it is re-quired to be sent), or on the third business day after the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

                   If to Lennar:

                        Lennar Corporation
                        700 Northwest 107th Avenue
                        Miami, Florida  33172
                        Attention:  President
                        Facsimile No.:  (305) 227-7115

                   with a copy to:

                        David W. Bernstein, Esq.
                        Rogers & Wells
                        200 Park Avenue
                        New York, New York  10166
                        Facsimile No.:  (212) 878-8375

                   If to Stockholder or Greystone:

                        Warburg, Pincus Investors, L.P.
                        466 Lexington Avenue
                        New York, New York  10017
                        Attention:  Reuben Leibowitz
                        Facsimile No.:  (212) 878-0861

                   with a copy to:

                        Andrew Brownstein, Esq.
                        Wachtell, Lipton, Rosen & Katz
                        New York, New York  10019
                        Facsimile No.:  (212) 403-2000

                   6.6 Governing Law. This Agreement will be governed by, and construed under, the substantive laws of the State of Delaware.

                   6.7 Amendments. This Agreement may be amended only by a document in writing signed by Lennar, Greystone and the Stockholder.

                   6.8 Counterparts. This Agreement may be executed in two or more counterparts, some of which may contain the signa-tures of some, but not all, the parties.

         Each of those counterparts will be deemed an original, but all of them together will constitute one and the same agreement.

                   6.9 Severability. If any provision of this Agree-ment is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provi-sion or by its severance herefrom and (iv) in lieu of such il-legal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, in-valid or unenforceable provision as may be possible.

                   6.10 Enforcement. The parties agree that irrepar-able damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to en-force specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other rem-edy to which they are entitled at law or in equity. In addi-tion, each of the parties hereto (i) consents to the personal jurisdiction of any Federal court located in the State of Dela-ware or any Delaware state court in any action or proceeding relating to or arising out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such parties will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of inconvenience of the forum or otherwise (provided that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal Court lo-cated in the State of Delaware), (iv) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with re-spect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

                   IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date in the first paragraph of this Agreement.


                                       LENNAR CORPORATION




                                       By: /s/ Stuart Miller
                                           Name: Stuart Miller
                                           Title: President

                                       WARBURG, PINCUS INVESTORS, L.P.
                                           By Warburg, Pincus & Co., its
                                           general partner



                                       By: /s/ John D. Santoleri
                                       Name: John D. Santoleri
                                       Title: Partner



                                       PACIFIC GREYSTONE CORPORATION



                                       By: /s/ Jack R. Harter
                                           Name: Jack R. Harter
                                           Title: President